Exhibit 99.2

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of December 31, 2005

Table 1 – Summary of Securitizations (dollars in thousands)

		Loan Collateral
						Remaining
						Prepayment
						Penalty	Asset-Backed Bonds
						Period		Weighted
				Weighted		(in years)		Average	Estimated
Securitization	Issue	Original	Current	Average	Prepayment	for Loans w/	Remaining	Interest	Months
Trust	Date	Principal	Principal	Coupon	Penalty	Penalty	Principal	Rate	to Call

NMFT 2000-1	3/31/2000	$ 230,138	$ 14,899	10.2%	-	-	$ 13,966	5.40%	-
NMFT 2000-2	9/28/2000	339,688	19,671	10.3%	-	-	18,828	6.22%	-
NMFT 2001-1	3/31/2001	415,067	36,504	10.2%	26%	0.05	35,736	5.13%	-
NMFT 2001-2	9/25/2001	800,033	80,033	9.7%	42%	0.25	76,483	4.83%	2
NMFT 2002-1	3/28/2002	499,998	63,126	9.1%	42%	0.43	59,970	4.80%	7
NMFT 2002-2	6/28/2002	310,000	43,692	9.6%	38%	0.48	41,288	4.79%	9
NMFT 2002-3	9/27/2002	750,003	116,150	8.6%	34%	0.55	112,085	4.78%	11
NMFT 2003-1	2/27/2003	1,300,141	275,785	8.1%	34%	0.61	234,639	5.63%	20
NMFT 2003-2	6/12/2003	1,499,998	346,390	7.9%	58%	0.83	327,640	5.40%	22
NMFT 2003-3	9/16/2003	1,499,374	451,033	7.7%	58%	0.99	428,533	5.25%	31
NMFT 2003-4	11/20/2003	1,499,732	476,251	8.0%	53%	0.90	458,251	5.25%	25
NMFT 2004-1	3/11/2004	1,750,000	750,080	7.6%	60%	0.67	727,330	4.94%	23
NMFT 2004-2	6/16/2004	1,399,999	681,199	7.4%	79%	0.83	655,999	4.96%	25
NMFT 2004-3	9/9/2004	2,199,995	1,206,415	7.7%	81%	0.96	1,162,415	5.01%	28
NMFT 2004-4	11/18/2004	2,500,000	1,498,414	7.6%	76%	0.84	1,467,164	4.96%	29
NMFT 2005-1	2/22/2005	2,100,000	1,543,209	7.6%	71%	0.95	1,516,959	4.78%	32
NMFT 2005-2	5/27/2005	1,799,992	1,527,351	7.7%	69%	1.14	1,518,351	4.74%	38
NMFT 2005-3	9/22/2005	2,499,983	2,378,349	7.5%	66%	1.27	2,310,849	4.69%	44
NMFT 2005-4	12/15/2005	1,221,055	1,213,728	8.0%	64%	1.35	1,528,673	4.60%	51
Total		$ 24,615,196	$ 12,722,279	7.7%	67%	1.01	$ 12,695,159	4.87%

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of December 31, 2005

Table 2 — Loans Collateralizing Mortgage Securities by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
FICO score not available	$ 10,004	9.5%	70.2%
540 and below	965,704	9.0%	78.0%
540 to 579	1,981,585	8.4%	79.5%
580 to 619	2,505,987	8.0%	82.1%
620 to 659	2,946,485	7.5%	82.3%
660 and above	4,312,514	7.2%	83.0%
	$ 12,722,279	7.7%	81.7%

Table 3 — Loans Collateralizing Mortgage Securities by Geographic Concentration

Percent of Current Principal

Collateral Location
California	18%
Florida	18%
Texas	5%
Virginia	4%
Ohio	4%
All other states	51%
Total	100%

Table 4 — Loans Collateralizing Mortgage Securities

Carrying Value of Loans by Product/Type (in thousands)

Product/Type
2-Year Fixed	$ 7,112,368
2-Year Fixed Interest-only	1,780,297
3-Year Fixed	426,512
3-Year Fixed Interest-only	99,932
5-Year Fixed	77,098
5-Year Fixed Interest-only	50,719
15-Year Fixed	836,827
30-Year Fixed	2,156,910
30-Year Fixed Interest-only	47,978
Other Products	133,638
Outstanding principal	$ 12,722,279
Fair value of retained mortgage securities	$ 549,383

MORTGAGE LOANS HELD-FOR-SALE AND HELD-IN-PORTFOLIO

As of December 31, 2005

Table 1 — Mortgage Loans by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
Held-for-sale:
FICO score not available	$ 898	10.5%	80.3%
540 and below	78,027	9.4%	76.4%
540 to 579	148,725	9.0%	79.5%
580 to 619	230,344	8.5%	81.6%
620 to 659	301,019	8.0%	82.1%
660 and above	476,146	7.5%	81.8%
	$ 1,235,159	8.1%	81.2%

Held-in-portfolio:
FICO score not available	$ 892	10.4%	76.8%
540 and below	4,283	10.2%	77.5%
540 to 579	5,581	10.0%	80.6%
580 to 619	8,718	9.9%	83.6%
620 to 659	5,781	9.6%	81.1%
660 and above	3,829	9.4%	80.2%
	$ 29,084	9.9%	81.0%

Table 2 — Mortgage Loans by Geographic Concentration

Percent of Current Principal

Collateral Location	Held-for-sale
California	22%
Florida	21%
Virginia	5%
Maryland	5%
Arizona	4%
All other states	43%
Total	100%

Collateral Location	Held-in-portfolio
Florida	12%
North Carolina	8%
Indiana	7%
Pennsylvania	7%
Ohio	6%
South Carolina	6%
Tennessee	6%
All other states	48%
Total	100%